UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2012

TOWER GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50990	13-3894120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Broadway, 31st Floor New York, NY		10271
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 655-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On December 7, 2012, Tower Group, Inc. issued a press release (the “Press Release”) announcing that it now expects the consummation of its previously announced merger with Canopius Holdings Bermuda Limited to occur in the first quarter of 2013. A copy of the Press Release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are furnished as part of this report:

Exhibit #	Description

99.1	Press Release, dated December 7, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWER GROUP, INC.

Date: December 7, 2012

	By:	/s/ Elliot S. Orol
	Name:	Elliot S. Orol
	Title:	Senior Vice President, General Counsel & Secretary

INDEX TO EXHIBITS

Exhibit #	Description

99.1	Press Release, dated December 7, 2012